UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2022 (February 1, 2022)

VERIS RESIDENTIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Amended and Restated Executive Employment Agreement with Chief Financial Officer

On January 12, 2022, Veris Residential, Inc. (the “Company”) announced that David Smetana, the Company’s Chief Financial Officer, would leave the Company upon the expiration of his employment agreement with the Company effective December 31, 2022 (the “Separation Date”). In connection with Mr. Smetana’s transition from the Company, on February 1, 2022 the Company and Mr. Smetana entered into an Amendment (the “Amendment”) to the Amended and Restated Executive Employment Agreement by and between the Company and Mr. Smetana dated as of November 3, 2020 (the “Employment Agreement”).

Pursuant to the Amendment, Mr. Smetana will be eligible to receive a severance payment of $1,350,000 in cash upon his separation from the Company on the Separation Date, subject to signing a customary release agreement and compliance with other terms and conditions in accordance with the Employment Agreement. The Amendment also provides that if Mr. Smetana voluntarily terminates his employment with the Company prior the Separation Date while otherwise in compliance with the terms of his Employment Agreement and at such time as the Company has no basis to terminate him for cause under the Employment Agreement, then Mr. Smetana shall be deemed to terminate his employment for good reason under the Employment Agreement, provided that upon such termination prior to the Separation Date, Mr. Smetana shall not be entitled to the $1,350,000 severance payment under Section 7(b) of his Employment Agreement and would be paid his 2022 annual bonus at target on a pro rata basis in lieu of any actual 2022 annual bonus payable pursuant to Section 6(b) of his Employment Agreement.

Except as modified by the Amendment, all other terms and conditions of the Employment Agreement remain in full force and effect.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

10.1	Amendment to Amended and Restated Executive Employment Agreement dated as of February 1, 2022 by and between Veris Residential, Inc. and David Smetana.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Dated: February 2, 2022	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

VERIS RESIDENTIAL, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: February 2, 2022		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary